Income taxes	12 Months Ended
Dec. 31, 2017
Income Tax [Absract]
Income taxes

19. Income taxes

A. Significant components of deferred tax assets and liabilities

	Recognized in earnings		As at December 31
	2017	2016	2017	2016

Assets
Property, plant and equipment	$(4,325)	$118,853	$115,193	$118,853
Provision for reclamation	(16,760)	(11,001)	227,785	244,012
Inventories	1,027	-	1,027	-
Foreign exploration and development	16	(43)	5,295	5,279
Income tax losses (gains)	57,203	(22,093)	459,885	402,550
Defined benefit plan actuarial losses	-	-	7,845	5,691
Long-term investments and other	(27,166)	(25,589)	31,674	56,093

Deferred tax assets	9,995	60,127	848,704	832,478

Liabilities
Property, plant and equipment	-	(68,385)	-	-
Inventories	(12,430)	(10,144)	-	12,430

Deferred tax liabilities	(12,430)	(78,529)	-	12,430

Net deferred tax asset	$22,425	$138,656	$848,704	$820,048

Deferred tax allocated as	2017	2016

Deferred tax assets	$861,171	$835,985
Deferred tax liabilities	(12,467)	(15,937)

Net deferred tax asset	$848,704	$820,048

Cameco has recorded a net deferred tax asset of $861,171,000 (December 31, 2016 - $835,985,000). The realization of this deferred tax asset is dependent upon the generation of future taxable income in certain jurisdictions during the periods in which the Company’s deferred tax assets are available. The Company considers whether it is probable that all or a portion of the deferred tax assets will not be realized. In making this assessment, management considers all available evidence, including recent financial operations, projected future taxable income and tax planning strategies. Based on projections of future taxable income over the periods in which the deferred tax assets are available, realization of these deferred tax assets is probable and consequently the deferred tax assets have been recorded.

B. Movement in net deferred tax assets and liabilities

	2017	2016

Net deferred tax asset at beginning of year	$820,048	$678,495
Recovery for the year in net earnings	22,425	138,656
Recovery for the year in other comprehensive income	1,490	435
Effect of movements in exchange rates	4,741	2,462

End of year	$848,704	$820,048

C. Significant components of unrecognized deferred tax assets

	2017	2016

Income tax losses	$259,770	$284,338
Property, plant and equipment	2,076	3,789
Provision for reclamation	71,463	40,749
Long-term investments and other	68,544	107,096

Total	$401,853	$435,972

During December 2017, United States (US) tax reform legislation was enacted. This new legislation will not result in a significant impact on our financial statements as we derecognized the amounts related to our US deferred tax asset in 2015. At that time, it was determined that it was no longer probable that there would be sufficient taxable profit in the future against which the US operating losses and other tax deductions could be used. The change in legislation does however, significantly reduce the value of our unrecognized US deferred tax assets due to the US tax rate decrease. In addition, we have alternative minimum tax credits of $4,073,000 US that will be refunded between 2018 and 2021.

D. Tax rate reconciliation

The provision for income taxes differs from the amount computed by applying the combined expected federal and provincial income tax rate to earnings before income taxes. The reasons for these differences are as follows:

	2017	2016

Loss before income taxes and non-controlling interest	$(207,237)	$(154,234)
Combined federal and provincial tax rate	26.7%	26.9%

Computed income tax recovery	(55,332)	(41,489)
Increase (decrease) in taxes resulting from:
Difference between Canadian rates and rates
applicable to subsidiaries in other countries	(51,526)	(175,092)
Change in unrecognized deferred tax assets	70,353	106,766
Other taxes	-	(2,278)
Share-based compensation plans	1,349	1,221
Change in tax provision related to transfer pricing	3,000	8,000
Non-deductible (non-taxable) capital amounts	3,034	-
Change in legislation	(12,199)	-
Non-deductible goodwill impairment	35,520	-
Other permanent differences	3,282	8,517

Income tax recovery	$(2,519)	$(94,355)

E. Earnings and income taxes by jurisdiction

	2017	2016

Earnings (loss) before income taxes
Canada	$(53,521)	$(463,946)
Foreign	(153,716)	309,712

	$(207,237)	$(154,234)

Current income taxes
Canada	$5,221	$3,454
Foreign	14,685	40,847

	$19,906	$44,301
Deferred income tax recovery
Canada	$(18,272)	$(120,519)
Foreign	(4,153)	(18,137)

	$(22,425)	$(138,656)

Income tax recovery	$(2,519)	$(94,355)

F. Reassessments

Canada

In 2008, as part of the ongoing annual audits of Cameco's Canadian tax returns, Canada Revenue Agency (CRA) disputed the transfer pricing structure and methodology used by Cameco and its wholly owned Swiss subsidiary, Cameco Europe Ltd., in respect of sale and purchase agreements for uranium products. From December 2008 to date, CRA issued notices of reassessment for the taxation years 2003 through 2011, which in aggregate have increased Cameco's income for Canadian tax purposes by approximately $4,100,000,000. CRA has also issued notices of reassessment for transfer pricing penalties for the years 2007 through 2011 in the amount of $371,000,000. Cameco believes it is likely that CRA will reassess Cameco's tax returns for subsequent years on a similar basis and that these will require Cameco to make future remittances or provide security on receipt of the reassessments.

Using the methodology we believe that CRA will continue to apply and including the $4,100,000,000 already reassessed, we expect to receive notices of reassessment for a total of approximately $8,400,000,000 for the years 2003 through 2017, which would increase Cameco’s income for Canadian tax purposes and result in a related tax expense of approximately $2,500,000,000. In addition to penalties already imposed, CRA may continue to apply penalties to taxation years subsequent to 2011. As a result, we estimate that cash taxes and transfer pricing penalties would be between $1,950,000,000 and $2,150,000,000. In addition, we estimate there would be interest and instalment penalties applied that would be material to Cameco. While in dispute, we would be responsible for remitting or otherwise securing 50% of the cash taxes and transfer pricing penalties (between $970,000,000 and $1,070,000,000), plus related interest and instalment penalties assessed, which would be material to Cameco.

Under Canadian federal and provincial tax rules, the amount required to be remitted each year will depend on the amount of income reassessed in that year and the availability of elective deductions. Recently, the CRA disallowed the use of any loss carry-backs to be applied to any transfer pricing adjustment, starting with the 2008 tax year. In light of our view of the likely outcome of the case, we expect to recover the amounts remitted to CRA, including cash taxes, interest and penalties totalling $303,222,000 already paid as at December 31, 2017 (December 31, 2016 - $264,042,000) (note 10). In addition to the cash remitted, we have provided $421,000,000 in letters of credit to secure 50% of the cash taxes and related interest.

The trial for the 2003, 2005 and 2006 reassessments concluded on September 13, 2017. We expect to have a Tax Court decision within six to 18 months of that date. Once the Tax Court has delivered a decision for the 2003, 2005 and 2006 tax years we will consider how the decision relates to other years in issue (being 2004 and years subsequent to 2006). While the decision would not be legally binding for any year other than the trial years, we expect the ultimate decision for the trial years to be an important factor in resolving the dispute for the other years in issue.

Having regard to advice from its external advisors, Cameco's opinion is that CRA's position is incorrect and Cameco is contesting CRA's position and expects to recover any amounts remitted or secured as a result of the reassessments. However, to reflect the uncertainties of CRA's appeals process and litigation, Cameco has recorded a cumulative tax provision related to this matter for the years 2003 through the current period in the amount of $61,000,000. While the resolution of this matter may result in liabilities that are higher or lower than the reserve, management believes that the ultimate resolution will not be material to Cameco's financial position, results of operations or liquidity in the year(s) of resolution. Resolution of this matter as stipulated by CRA would be material to Cameco’s financial position, results of operations or liquidity in the year(s) of resolution and other unfavourable outcomes for the years 2003 to date could be material to Cameco's financial position, results of operations and cash flows in the year(s) of resolution.

Further to Cameco's decision to contest CRA's reassessments, Cameco is pursuing its appeal rights under Canadian federal and provincial tax rules.

G. Income tax losses

At December 31, 2017, income tax losses carried forward of $2,609,070,000 (2016 - $2,432,772,000) are available to reduce taxable income. These losses expire as follows:

Date of expiry	Canada	US	Other	Total

2030	$47	$-	$-	$47
2031	-	20,147	-	20,147
2032	171,687	21,698	-	193,385
2033	284,592	36,989	-	321,581
2034	302,121	20,404	-	322,525
2035	334,769	14,198	-	348,967
2036	168,218	43,150	-	211,368
2037	18	53,724	-	53,742
2038	-	-	-	-
2039	-	-	-	-
2040	-	-	-	-
No expiry	-	-	1,137,308	1,137,308

	$1,261,452	$210,310	$1,137,308	$2,609,070

Included in the table above is $958,417,000 (2016 - $912,916,000) of temporary differences related to loss carry forwards where no future benefit has been recognized.